UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 51915

Boston, MA 02205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

77 Sleeper Street

Boston, MA 02210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GID.ASX	Australia Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.08 Shareholder Director Nominations.

The Board of Directors of GI Dynamics, Inc. (the “Company”) has established June 30, 2019 as the date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and May 19, 2019 as the record date for determining stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting. Because the date of the 2019 Annual Meeting has been advanced more than 30 days from the anniversary date of the Company’s 2018 Annual Meeting of Stockholders, in accordance with Rule 14a-5(f) of under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is filing this Current Report on Form 8-K concurrently with the filing of its definitive proxy statement to inform stockholders of the new date of the 2019 Annual Meeting. Stockholders of the Company who wish to have a proposal presented at the 2019 Annual Meeting, in accordance with the requirements contained in the Company’s Restated Bylaws (the “Bylaws”), must ensure that notice is received by the Company’s Secretary on or before the beginning of the 2019 Annual Meeting. In the interest of providing a reasonable period of time for the submission of proposals, the Company will accept submissions by mail to GI Dynamics, Inc., P.O. Box 51915, Boston, MA 02205, Attn: Corporate Secretary, or at the email address for the Company’s Corporate Secretary: corporatesecretary@gidynamics.com.

Any stockholder proposal must meet all requirements set forth in the Company’s Bylaws and in the rules and regulations of the Securities and Exchange Commission in order to be eligible for consideration at the 2019 Annual Meeting. The applicable deadline for the option chosen will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: June 20, 2019	/s/ Charles Carter
Charles Carter
Chief Financial Officer